New Perspective Fund, Inc.
              333 South Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class               Total Income Dividends
                                 (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $208,248
------------------ --------------------------------
------------------ --------------------------------
Class B            $1,875
------------------ --------------------------------
------------------ --------------------------------
Class C            $1,601
------------------ --------------------------------
------------------ --------------------------------
Class F            $3,668
------------------ --------------------------------
------------------ --------------------------------
Total              $215,392
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $1,422
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $70
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $100
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $58
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $13
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $21
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $463
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $1,256
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $710
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $8,787
------------------ --------------------------------
------------------ --------------------------------
Total              $12,900
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.1770
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.0432
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.0594
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.1869
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.1923
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.0417
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.0475
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.1325
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.1950
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.1084
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.1076
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.1563
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.2146
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2466
-------------------- -------------------------------------------







Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class                   Shares Outstanding
                                 (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            1,204,858
------------------ ----------------------------------
------------------ ----------------------------------
Class B            49,487
------------------ ----------------------------------
------------------ ----------------------------------
Class C            35,551
------------------ ----------------------------------
------------------ ----------------------------------
Class F            25,550
------------------ ----------------------------------
------------------ ----------------------------------
Total              1,315,446
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        10,742
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        2,293
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        3,053
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        648
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        129
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          311
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          8,093
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          16,103
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          10,928
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          40,734
------------------ ----------------------------------
------------------ ----------------------------------
Total              93,034
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                 Net Asset Value
Share Class                            Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $24.91
----------------------- -------------------------
----------------------- -------------------------
Class B                 $24.50
----------------------- -------------------------
----------------------- -------------------------
Class C                 $24.41
----------------------- -------------------------
----------------------- -------------------------
Class F                 $24.84
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $24.83
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $24.51
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $24.51
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $24.69
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $24.80
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $24.48
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $24.52
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $24.67
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $24.80
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $24.95
----------------------- -------------------------